                                                                   EXHIBIT 10.19



                       TERMINATION AND RELEASE AGREEMENT


                 TERMINATION AND RELEASE AGREEMENT, dated as of December 3, 1997 (this "Agreement"), among SUPERIOR NATIONAL INSURANCE GROUP, INC., a Delaware corporation ("SNIG"), SUPERIOR PACIFIC INSURANCE GROUP, INC., a Delaware corporation ("the Borrower"), the Subsidiaries of SNIG (the "Subsidiaries") appearing on the signature pages hereto, the financial institutions party to the Credit Agreement (as defined below) (the "Banks") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") for the Banks under the Credit Agreement and as agent for the Banks entitled to the benefits of the Pledge Agreement (as defined below) (in such capacity, the "Collateral Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

                 WHEREAS, SNIG, the Borrower, the Banks and the Administrative Agent are parties to the Credit Agreement, dated as of April 11, 1997 (as amended, modified and supplemented, the "Credit Agreement");

                 WHEREAS, in connection with the Credit Agreement, SNIG, the Borrower and the Subsidiaries entered into a Pledge Agreement, dated as of April 11, 1997 (as amended, modified and supplemented to the date hereof, the "Pledge Agreement") in favor of and for the benefit of, inter alia, the Collateral Agent;

                 WHEREAS, the Borrower desires to repay, and the Administrative Agent, on behalf of the Banks, is willing to accept repayment of, all Loans and other amounts outstanding under the Credit Agreement, the Notes (such Notes being referred to herein as the "Notes") and the Pledge Agreement; and

                 WHEREAS, in connection with the aforesaid, SNIG, the Borrower and the Subsidiaries have requested the Administrative Agent and the Banks to enter into this Agreement, and the Administrative Agent and the Banks have agreed to enter into this Agreement;

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

                 1. Repayment, etc. (x) Effective upon (i) the receipt by White & Case of fees owing to it in connection with the transaction in an amount equal to $6,897.00 in immediately available funds on December 3, 1997 and (ii) the receipt by the Administrative Agent of $40,773,675 in immediately available funds on December 3, 1997 (assuming that payment in full is received by the Administrative Agent by 1:00 p.m. New York time on such date) (such amounts described in (i) and (ii) collectively, the "Payoff Amount"), the Administrative Agent and the Banks hereby (a) acknowledge receipt of full payment of all Loans, together with interest thereon and all other amounts due and owing to the Administrative Agent and the Banks under the Credit Agreement, the Notes issued pursuant thereto and all related documents and instruments (the "Credit Agreement Documents") and (b) waive any requirement under the Credit Agreement for written notice from the Borrower relating to the repayment of Loans under the Credit Agreement and (y) the parties hereto hereby (a) acknowledge the termination of the Credit Agreement and (b) acknowledge that none of them is a party to any Interest Rate Protection Agreement with SNIG, the Borrower or any Subsidiary.
Notwithstanding anything to the contrary contained in this Agreement, (i) all provisions, including indemnity and expense obligation provisions, contained in the Credit Agreement and the other Credit Agreement documents that by their express terms survive the termination of the Credit Agreement or such other Credit Agreement documents shall survive the termination thereof and (ii) all reinstatement provisions contained in any guarantees shall survive the termination thereof.

                 2.       Release of Liens; etc.  (a)       Effective upon the
receipt by the Administrative Agent of the Payoff Amount, the Pledge Agreement is hereby terminated and the Collateral Agent hereby releases assigns, transfers and delivers to SNIG, the Borrower and the Subsidiaries, without recourse and without representation or warranty of any kind or nature, all of their respective Collateral (as defined in the Pledge Agreement). Effective upon the receipt by the Administrative Agent of the Payoff Amount, the Collateral Agent hereby acknowledges that the security interests and liens granted under the Pledge Agreement and all related agreements have been terminated and have been released, and the Collateral Agent agrees (and the Banks hereby expressly authorize the Collateral Agent) to execute and deliver to the Borrower at the expense of the Borrower, such documents as it shall reasonably request to evidence the termination or assignment of the security interests and the release or assignment of the assets of the Borrower pursuant to this Section 2.

                          (b)     The Collateral Agent, SNIG, the Borrower and
the Subsidiaries each hereby acknowledges that set forth on Schedule I attached hereto is a true, correct and complete list of all Pledged Securities (as such term is defined in the Pledge Agreement) which are in the Collateral Agent's possession as of the date hereof.

                          (c)     The Administrative Agent, SNIG, the Borrower
and the Subsidiaries each hereby acknowledges that set forth on Schedule II attached hereto is a true, correct and complete list of all UCC-I Financial Statements filed in connection with the Pledge Agreement.

                 3. Further Assurances. From time to time, upon the reasonable request by SNIG, the Borrower or any Subsidiary, the Administrative Agent and the Collateral Agent shall, and the Banks hereby expressly authorize the Administrative Agent and the Collateral Agent to, without further consideration other than reimbursement or, as the Administrative

Agent or the Collateral Agent shall reasonably require, advance payment for any reasonable and necessary costs and expenses, execute, deliver and acknowledge all such further documents, agreements, certificates and instruments and do such further acts (together with all such acts regarding such further documents, "Further Acts") as SNIG, the Borrower or any Subsidiary may reasonably require to evidence or effectuate the transactions contemplated by this Agreement, including, but not limited to, termination of the Credit Agreement, the release and termination of the Pledge Agreement and the release and discharge of all security interests and all other rights and interests that the Administrative Agent, the Collateral Agent or the Banks has or may have had in the Collateral, unless such requested Further Act (i) would expose the Collateral Agent, the Administrative Agent or a Bank or an officer of the Collateral Agent, the Administrative Agent or a Bank to personal liability or
(ii) would be or might reasonably be contrary to applicable law.

                 4. Miscellaneous. This Agreement may not be amended, modified or waived except in a writing signed by the party against whom enforcement of such amendment, modification or waiver is sought. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Agreement may be executed in one of more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

                 5. Effectiveness. This Agreement shall become effective when all parties hereto shall have executed and delivered a counterpart hereof (including by way of facsimile transmission).

                                     * * *

                 IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the day and year first above written.




                                       SUPERIOR NATIONAL INSURANCE
                                       GROUP, INC.

                                       By  /s/ [SIGNATURE]
                                          ------------------------------------
                                           Title:


                                       SUPERIOR PACIFIC INSURANCE GROUP, INC.

                                       By  /s/ [SIGNATURE]
                                          ------------------------------------
                                           Title:


                                       PACIFIC INSURANCE BROKERAGE, INC.

                                       By  /s/ [SIGNATURE]
                                          ------------------------------------
                                           Title:


                                       INFONET MANAGEMENT SYSTEMS, INC.

                                       By  /s/ [SIGNATURE]
                                          ------------------------------------
                                           Title:


                                       SN INSURANCE SERVICES, INC.

                                       By  /s/ [SIGNATURE]
                                          ------------------------------------
                                           Title:

                                       THE CHASE MANHATTAN BANK,
                                       Individually, as Administrative Agent and as Collateral Agent

                                       By /s/ [SIGNATURE]
                                          --------------------------------
                                          Title:


                                       DRESDNER BANK AG, New York
                                       Branch and Grand Cayman Branch

                                       By /s/ [SIGNATURE]
                                          --------------------------------
                                          Title:


                                       By /s/ [SIGNATURE]
                                          --------------------------------
                                          Title:


                                       UNION BANK OF CALIFORNIA, N.A.

                                       By /s/ [SIGNATURE]
                                          --------------------------------
                                          Title:


                                       BANKBOSTON, N.A.

                                       By /s/ [SIGNATURE]
                                          --------------------------------
                                          Title:



                                       SANWA BANK CALIFORNIA

                                       By /s/ [SIGNATURE]
                                          --------------------------------
                                          Title:


                                       IMPERIAL BANK

                                       By /s/ [SIGNATURE]
                                          --------------------------------
                                          Title:

                                                                      SCHEDULE I


 1.      PLEDGED SECURITIES

 SUBSIDIARY OF SNIG

     SUBSIDIARIES            CLASS OF STOCK              SHAREHOLDER               % OWNERSHIP        SHARES PLEDGED
     ------------            --------------              -----------               -----------        --------------
   Borrower                   Common Stock                  SNIG                       100                  100%

 SUBSIDIARIES OF THE BORROWER
 ----------------------------

     SUBSIDIARIES            CLASS OF STOCK              SHAREHOLDER               % OWNERSHIP        SHARES PLEDGED
     ------------            --------------              -----------               -----------        --------------
     SPCC                     Common Stock                Borrower                     100                100%

     Pacific Insurance        Common Stock                Borrower                     100                100%

     InfoNet                  Common Stock                Borrower                     100                100%

     SN Insurance             Common Stock                Borrower                     100                100%

     Superior (Bermuda)       Common Stock                Borrower                     100                 65%

     SNIC                     Common Stock                Borrower                     100                100%



II.      PLEDGED NOTES - NONE

                                                                     SCHEDULE II

                           UCC-1 FINANCING STATEMENTS


               DEBTOR                        SECURED PARTY                  FILE#         FILING DATE           JURISDICTION
----------------------------------   ----------------------------         ----------      -----------      ----------------------
Superior National Insurance Group,   The Chase Manhattan Bank, as         9711260104         4.18.97       Secretary of State, CA
Inc.                                 Collateral Agent
26601 Agoura Road                    One Chase Manhattan Plaza
Calabasas, CA  91302                 New York, NY  10081

SN Insurance Services, Inc.          The Chase Manhattan Bank, as         9711260083         4.18.97       Secretary of State, CA
26601 Agoura Road                    Collateral Agent
Calabasas, CA  91302                 One Chase Manhattan Plaza
                                     New York, NY  10081

InfoNet Management Systems, Inc.     The Chase Manhattan Bank, as         9711260069         4.18.97       Secretary of State,CA
26601 Agoura Road                    Collateral Agent
Calabasas, CA  91302                 One Chase Manhattan Plaza
                                     New York, NY  10081

Pacific Insurance Brokerage, Inc.    The Chase Manhattan Bank, as         9711160973         4.18.97       Secretary of State, CA
26001 Agoura Road                    Collateral Agent
Calabasas, CA  91302                 One Chase Manhattan Plaza
                                     New York, NY  10081

Superior Pacific Holding             The Chase Manhattan Bank, as         9711160946         4.18.97       Secretary of State, CA
Corporation                          Collateral Agent
26601 Agoura Road                    One Chase Manhattan Plaza
Calabasas, CA  91302                 New York, NY  10081